Exhibit 99.1

Investor P r e s e n t a t i o n November 2023 Nasdaq: AUGX

This presentation includes forward - looking statements. All statements other than statements of historical facts contained in these materials or elsewhere, including statements regarding the Company’s future ﬁnancial position, business strategy and plans and objectives of management for future operations, are forward - looking statements. Forward - looking statements use words like “believe,” “plan,” “expect,” “intend,” “will,” “would,” “anticipate,” “estimate,” and similar words or expressions in discussions of the Company’s future operations, ﬁnancial performance or strategies. These statements are based on current expectations or objectives that are inherently uncertain. In light of these uncertainties, and the assumptions underlying the expectations and other forward - looking statements expressed, the forward - looking events and circumstances discussed in the accompanying materials may not occur and actual results could diﬀer materially and adversely from those anticipated or implied in the forward - looking statements. The Company’s actual results could diﬀer materially from those stated or implied in forward - looking statements due to a number of factors, including but not limited to, those factors described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recent Annual Report on Form 10 - K and Quarterly Report on Form 10 - Q ﬁled with the Securities and Exchange Commission (“SEC”), and similar disclosures in subsequent reports ﬁled with the SEC. In particular, the following factors, among others, could cause results to diﬀer materially from those expressed or implied by such forward - looking statements: the Company’s expectations regarding changes in regulatory requirements; the Company’s ability to interoperate with the electronic health record systems of its customers; the Company’s reliance on vendors; the Company’s ability to attract and retain key personnel; the competition to attract and retain remote documentation specialists; anticipated trends, growth rates, and challenges in the Company’s business and in the markets in which the Company operates; the Company’s ability to further penetrate its existing customer base; the Company’s ability to protect and enforce its intellectual property protection and the scope and duration of such protection; developments and projections relating to the Company’s competitors and the Company’s industry, including competing dictation software providers, third - party, non - real time medical note generators and real time medical note documentation services; and the impact of current and future laws and regulations. Past performance is not necessarily indicative of future results. The forward - looking statements included in this presentation represent the Company’s views as of the date of this presentation. Subsequent events and developments may cause the Company’s views to change. The Company undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise. These forward - looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation. This presentation includes information related to market opportunity as well as cost and other estimates obtained from internal analyses and external sources. The internal analyses are based upon management’s understanding of market and industry conditions and have not been veriﬁed by independent sources. Similarly, the externally sourced information has been obtained from sources the Company believes to be reliable, but the accuracy and completeness of such information cannot be assured. Neither the company, nor any of its respective oﬃcers, directors, managers, employees, agents, or representatives, undertake to update any of such information or provide additional information as a result of new information or future events or developments. D i s c l a i m e r 2

Today’s Presenters Manny Krakaris Chief Executive Officer 25+ Years of Experience P a u l G i n o cc h i o Chief Financial Officer 25+ Years of Experience Command Audio Corporation 3

Clear pathway to growth with significant white space across new and existing customer base Demonstrated customer ROI and attractive unit economics Scalable synchronous and asynchronous medical documentation for clinicians across multiple sites of care Sticky customer base across several of the largest US health systems and differentiated partnership with HCA Compelling financial profile with strong growth and improving margins Highly differentiated and defensible market positioning ~ 5 0% YoY $48M 9/30/23 ARR 157% Q 3 202 3 Y o Y N e t Revenue Retention 20+ Health Systems Served >60,000 Notes Per Week Augmedix at a Glance Q3 2022 Q3 2023 $11 . 8 Revenue ($ i n m illi o n s ) $7 . 9 4

I. Com p any Overvi e w

The Healthcare Dilemma Clinician burnout and chronic staﬃng shortages are creating a signiﬁcant gap between the demand for patient care and health systems’ capacity to provide care. Today’s patient encounter documentation practices and technologies consume up to one - third of a clinician’s workday and have become an intrusion between clinician and patient. 6

Augmedix reduces administrative burden by providing Ambient - based medical documentation, giving clinicians more time to focus on what matters most: high - quality patient care. 7

Augmedix Mission & Vision Our mission is to help healthcare providers shrink care gaps and redirect more of their time towards patient care and away from medical documentation. Our vision is to deliver rapid, actionable insights at the point of care that can improve patient outcomes and serve as the vehicle of choice for change management .

Augmedix Beneﬁts Save clinicians up to 3 hours per day Increase clinician productivity by up to 20% Easily - deployed products for health systems to adopt at scale 9

1 5 1 5 15 Competitive Diﬀerentiation • Broadest Product Portfolio • Transparency • Structured Data • Product Fungibility • Wide range of Care Settings & Specialties • Bi - Directional Communication Channel • Established & Sticky Customer Relationships with Major Healthcare Enterprises 10

Ian Shakil Co - Founder & Chief Strategy Oﬃcer Saurav Chatterjee Chief Technology Oﬃcer Highly Experienced Management Team Rashe d N o m a n Country Manager, Bangladesh Davin Lundquist Chief Medical Oﬃcer Sandra Breber Chief Operating Oﬃcer Jonathan Hawkins Chief Revenue Oﬃcer 11 Paul Ginocchio Chief Financial Oﬃcer Manny Krakaris Chief Executive Oﬃcer Co mm a n d A u d io Corporation Rod O’Reilly Non - Executive Chairman

II. Product Portfolio

Augmedix captures the natural clinician - patient conversation at the point of care. Augmedix converts the conversation into a comprehensive medical note which is uploaded to the EHR . Clinician reviews and signs off. How It Works 13

Transparent Note Creation

Ambient Conversation

Clinician-Patient



AUGMEDIX

Automatic Speech Recognition (ASR)

Google Cloud

Clinician: Nice to meet you. What brings you in today?

Patient: I got a headache yesterday and it just won't go away.

Clinician: Any fever or chills?

Patient: No, just the headache and a sore throat. I'm taking Tylenol but it's not helping.

Clinician: Let's start you on ibuprofen, 800 mg, as needed.

Natural Language Processing (NLP) and Large Language Models (LLMs)

AUGMEDIX

Clinician: Nice to meet you. What brings you in today?

Patient: I got a headache yesterday and it just won't go away.

Physician: Any fever or chills?

Patient: No, just the headache and a sore throat. I'm taking Tylenol but it's not helping.

Clinician: Let's start you on Ibuprofen, 800 mg, as needed.

Notebuilder Canvas

AUGMEDIX

HPI ROS PE A/P Coding

PROBLEMS

Headache 1

	ONSET	TIMING
Timing	1 hours days weeks	constantly frequently intermittently

	CURRENT MEDICATIONS*	RELIEF
Medications	Advil Tylenol ibuprofen	with relief with some relief without relief

Medical Note

Electronic Health Record

HPI
The patient is a 55-year-old female presenting today with a headache.

Headache
Patient reports onset 1 day ago, occurring constantly. She complains of associated sore throat but denies fever or chills.
She is taking Tylenol without relief.

A/P
Headache
New, acute. Uncontrolled. I advised the patient to start ibuprofen 800 mg PRN.

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Ambient AI Medical Documentation Products

AUGMEDIX

Augmedix **Live**	Augmedix **Notes**	Augmedix **Go**	Augmedix **Prep**
		Now available under early access	
Synchronous	Asynchronous	Instantaneous	
Quality-assured medical note + point-of-care support (orders, reminders, referrals)	Quality-assured medical note	Draft medical note	Chart Prep
TAT - 30 min	TAT - 4 hrs	TAT - Real Time	Prior to start of day
AI-powered + Augmedix MDS	AI-powered + Augmedix quality control	AI-powered	RPA ↓ AI-powered
$$$	$$	$	$
iOS		Download on the App Store	

15 *TAT = Turnaround Time*

AUGMEDIX

Documentation Market Landscape



Ambient Products
Dictation/Transcription
Asynchronous Documentation
Synchronous Documentation
Remote
Draft Note / Pure AI
Complete Note / Human in the Loop
In-Person
Remote / Real Time
Price
ScribeAmerica
ProScribe
AQuity
Augmedix Live
AQuity SA
NUANCE DAX
Augmedix Notes
DeepScribe
NUANCE Dax CoPilot
Ambience
abridge
Suki
Augmedix Go
Nabla Copilot
NUANCE Dragon
3M Fluency Direct
High Clinician Burden
Low Clinician Burden

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III. Add r es s able Market

Clients Served Augmedix provides industry - leading medical documentation to enterprise health systems and hospitals across the U . S . , including : • Academic Medical Centers • Ambulatory Surgery Centers • Children’s Hospitals • Emergency D e pa r t m ents • Federally Qualified Health Centers • Hospitals • Skilled Nursing Facilities • Surgical and Clinical Care • Telemedicine • Urgent Care • Veterinary Clinics

$6 Billion Market Opportunity for Augmedix

Opportunity



~295,000[1]
Addressable Clinicians in U.S.

$6B
U.S. Market Opportunity

Select Current Customers

Major Health Systems

- Dignity Health
- HCA Healthcare
- CHI Health
- UCSF Health
- Sutter Health
- The US Oncology Network
- Northern Light Health
- McKESSON
- CommonSpirit
- Adventist Health

>57,000[1]
Addressable Clinicians

$1.2B+[2]
Expansion Opportunity within Existing Customers

Scale Today


United States
India
Bangladesh
Sri Lanka

4
Countries

>60K
Notes / Week

(1) Company estimates out of a total of more than 1.1m U.S. clinicians.
(2) Existing Health Enterprise customers have approximately 250,000 doctors employed or affiliated. Augmedix's Live & Notes offering addresses at least 23% of those employed or affiliated doctors.

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• April 20, 2023: HCA partnership announced • Goal to accelerate development of technology to transform the way patient care is documented in hospitals and clinical settings • HCA piloting Augmedix technology in four hospitals with plans to expand deployment across its entire hospital base • HCA also invested in Augmedix to fund growth (1) Source: HCA Investor Day Presentation (11/09/2023) HCA Investor Day 2023: The Future of Generative AI at HCA Healthcare Powerful Partnership with HCA Shift Hand - Off Management Orchestration Patient Discharge Education and Understanding “ Augmedix Proof of Concept : Testing speech - enabled documentation technology as part of overall strategy” 1 Translation Services 20

Clear Pathway to Growth with Significant White Space in New and Existing Customers Expand our relationships with current large physician group and health system customers Promote enterprise - wide sales with platform offering Sell product portfolio to new health systems and large physician groups Target sales to small practices and independent physicians Leverage channel partnerships to accelerate revenue growth 21

IV. Proven Results

1 4 Demonstrated & Strong >3x ROI Augmedix can drive clinician productivity through better charge capture and/or improved patient access. Results from: Health System 100 Physicians With Augmedix Augmedix In - Service since 2016 15 Specialties 3.0 wRVUs/visit Add’l $840 rev/day v s . $90 - $15 0 a v g. c o s t / d a y * Before Augmedix 20% increase in revenue capture per visit 2.5 wRVUs/visit *Avg results = $840 incremental rev/day less $120 cost = $720/day/clinician Assuming 3 days of work per week $720 x 3 = $2,150 week, ~$9,000 month, ~$110,000 yr 23

Strong Growth and Improving Margin Profile



Accelerating Revenue Growth
($ in millions)
$5.6
$6.6
$7.0
$7.3
$7.9
$8.8
$9.6
$10.8
$11.8
50% YoY
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023



Improving Gross Margin & Profit
($ in millions)
LTV/CAC:[1] 5x
Payback Period:[2] ~13 months
Gross Margin
$2.5
$2.9
$3.1
$3.2
$3.6
$4.1
$4.4
$5.1
$5.8
62% YoY
45.0%
44.7%
44.6%
43.7%
45.7%
46.3%
45.6%
47.0%
49.5%
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023

1. LTM to 9/30/2023. The Lifetime Value (LTV) of Augmedix Live is calculated by Revenue per Clinician / (Annual Churn Percentage) x expected contribution margin. Customer Acquisition Cost (CAC) is the sales and marketing spend in the previous quarter divided by number of new clinicians sold in the most recent quarter plus the onboarding costs in the most recent quarter divided by the number of go lives in the most recent quarter.
2. LTM to 9/30/2023. Payback period in months is calculated by CAC divided by the expected contribution profit in the first-year x 12.

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1. Dollar - based NRR is derived from current period revenue including any expansion or new services and is net of contraction or churn compared to the previous period one year ago, but excludes revenue from new Health Enterprises for the current period. 2. 125% is world class per Gainsight (https://info.gainsight.com/rs/231 - EAT - 840/images/2021 - GS - NRReBook.pdf) 25 Rob u s t K PI P e r f o r m a n c e Y o Y G r o w t h i n Clinicia n s i n Service ( C I S ) 43% 41% 43% 48% 47% Q3 2 0 2 2 Q4 2 0 2 2 Q1 2 0 2 3 Q2 2 0 2 3 Q3 2 0 2 3 133% 131% 130% 126% 136% 148% Net Revenue Retention 1 157% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 125% 2

Investment Highlights Scalable synchronous and asynchronous medical documentation for clinicians across multiple sites of care Sticky customer base across several of the largest US health systems and unique partnership with HCA Highly differentiated and defensible market positioning Clear pathway to growth with significant white space across new and existing customer base Demonstrated customer ROI and attractive unit economics Compelling financial profile, recurring revenue model, with strong growth and improving margins 26

Thank You 27